COMMON STOCK PURCHASE AGREEMENT

Private and Confidential

THIS COMMON STOCK PURCHASE AGREEMENT, (the “Agreement”) made as of the last executed date below (the “Effective Date”), by and among Liberator, Inc. an entity with a principle address of 2745 Bankers Industrial Drive, Doraville, GA (the “Buyer”) and Belmont Partners, LLC a Virginia limited liability company with a principal address of 360 Main Street, Washington Virginia 22747 (“Seller”), and WES Consulting, Inc., a public vehicle organized in the state of Florida and traded under the symbol “WSCU” (the “Company”).

WITNESSETH:

WHEREAS, the Seller owns a majority of the issued and outstanding capital stock of the Company; and

WHEREAS, the Buyer wishes to purchase a control block of stock consisting of 972,000 shares of common stock of the Company (the “Stock”) which represents eighty-one percent (81%) of the total issued and outstanding voting equity of the Company;

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1.           Agreement to Purchase and Sell.  Seller will sell to Buyer and Buyer agrees to purchase the Stock in exchange for:

a)           two hundred forty thousand five hundred U.S. dollars ($240,500.00) (the “Purchase Price”), to be paid to Seller according to the terms and conditions set forth in Section 3 herein; and,

b)           two hundred fifty thousand (250,000) warrants to purchase an equal number of shares of the Company’s common stock with an exercise price of twenty five cents ($0.25), a term of three (3) years and a cashless exercise option and seven hundred fifty thousand (750,000) shares of the Company’s common stock delivered at closing and an additional seven hundred fifty thousand (750,000) shares of the Company’s common stock delivered one (1) year from the date of closing.

2.           Closing.  On or about five (5) business days from the Effective Date (the “Closing”, with such date referred to herein as the “Closing Date”):

a)           Buyer shall deliver to Seller a copy of this Agreement executed by Buyer;

b)           Seller shall deliver a fully executed copy of this Agreement to Buyer;

Buyer: _____
Seller: _____
Company: _____

c)           Seller shall deliver to Buyer prior to the disbursement of the Purchase Price, to the extent reasonably available to Seller, true and correct copies of the Company’s business, financial and corporate records including but not limited to: documents requested on the due diligence checklist, correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts; and,

d)           Buyer shall deliver the Purchase Price (defined in Section 3(a) herein) to Seller;

e)           Buyer shall deliver to Seller a resolution of the board of directors of the Company and Irrevocable Transfer Agent Instructions to effectuate performance of Sections 1(b) and 3(e) of this Agreement (attached hereto as Exhibit 1 and 2)(the “Board Resolution”);

f)           Buyer shall deliver to Seller a resolution of the majority shareholders of the Company to effectuate performance of Section 1(b) of this Agreement (attached hereto as Exhibit 3) (the “Shareholder Resolution”);

g)           Seller shall deliver to Buyer the stock certificate(s) evidencing the Stock.

3.           Payment Terms.

a)           Buyer shall wire the Purchase Price to Seller on the Closing Date.

b)           The Purchase Price shall be made by wire transfer of immediately available funds to Seller’s account as follows:

Bank Name:	Rappahannock National Bank
7 Bank Road
Washington, Virginia 22747
Account Name:	Belmont Partners, LLC
Account Number:	1089129
Routing Number:	051402974

c)           Stock Position.

(i)           In consideration of the benefits provided to the Company hereby, Company shall on the Closing Date issue and deliver to Seller two hundred fifty thousand (250,000) warrants of the Company which are immediately exercisable at an exercise price of twenty five cents ($0.25) with a term of three (3) years, and a cashless exercise option; seven hundred fifty thousand (750,000) fully paid, non-assessable restricted shares of the Company’s common stock and one year from the date of closing the Company shall issue an additional seven hundred fifty thousand (750,000) fully paid, non-assessable restricted shares of the Company’s common stock (collectively the “Position”). Buyer shall take all steps necessary to fully effectuate the provisions of this Section 3.

Buyer: _____
Seller: _____
Company: _____

(ii)           Certificate(s) evidencing the Position shall be issued and delivered to the Seller no later than twelve (12) months following the Effective Date hereof.

(iii)           The effective date of all Shares transferred pursuant to this Section 3 shall be the Effective Date of this Agreement and shall be memorialized on the face of the certificates evidencing such shares.

d)           The Parties acknowledge and agree that the Position shall be newly issued, restricted common shares of the Company.   In the event that, in one year from the date of the execution of this Agreement, the Position can not be sold in accordance with Rule 144 of the Securities Act of 1933, the Seller shall have demand registration rights on such Position at such time. In the event that Buyer does not provide for the removal of restrictions from the shares comprising the Position in accordance with Rule 144, or does not register such shares, the Company and the Buyer, jointly and severally, shall pay to Seller liquidated damages in the amount of the bid price per share as of the one year anniversary of this Agreement (as reported by the national market on which the shares trade) multiplied by the number of shares in the Position.  The Parties agree that the liquidated damages hereunder are not a penalty.

e)           In consideration of the benefits provided to the Company hereby, Company and Buyer agree to be jointly and severally liable for all amounts due hereunder and all other obligations of this Stock Purchase Agreement.

4.           Transfer Agent.  Buyer agrees that Pacific Stock Transfer, LLC (the “Transfer Agent”) shall act as the Company’s sole transfer agency, and Transfer Agent shall have full power and authority to act on behalf of the Company in connection with the issuance, transfer, exchange and replacement of all of the Company’s stock certificates.  Such appointment will be for a minimum of one year from Closing, and extended thereafter in the sole discretion of the Buyer.

5.           Representations and Warranties of Seller.  Seller and the Company, jointly and severally,  represent and warrant to Buyer as follows:

a)           Title to Stock.  Seller is the record and beneficial owner and has sole managerial and dispositive authority with respect to the Stock and has not granted any person a proxy that has not expired or been validly withdrawn.  The sale and delivery of the Stock to Buyer pursuant to this Agreement will vest in Buyer the legal and valid title to the Stock, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”) (other than Encumbrances created by Buyer and restrictions on resales of the Stock under applicable securities laws).

b)           Liabilities of the Company. To the best knowledge of Seller after reasonable investigation, there are no liabilities of the Company.  To the best knowledge of Seller after reasonable investigation, no person has made any claim of ownership to any asset of the Company.

Buyer: _____
Seller: _____
Company: _____

b)           Full Power and Authority. Seller and Company each has full power and authority to enter into and perform under this Agreement.  This Agreement has been duly and validly executed and delivered by Seller and the Company, and upon the execution and delivery by Buyer of this Agreement and the performance by Buyer of Buyer’s obligations herein, this Agreement will constitute, a legal, valid and binding obligation of each of Seller and the Company, enforceable against Seller and/or the Company in accordance with its terms.

c)           Organization.

(i)           The Company is a corporation organized, validly existing and in good standing under the laws of Florida.  The Company has the power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used.

(ii)          Seller is a limited liability company organized, validly existing and in good standing under the laws of Virginia.  Seller has the power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; and (ii) to own and use its assets in the manner in which its assets are currently owned and used.

d)           No Litigation or Liens.  The Company is not a party to any action, proceeding, arbitration or lawsuit which is pending before or by any court, commission, governmental agency or other administrative or regulatory body or authority or which, to Seller’s knowledge after reasonable investigation, is threatened against the Company, and there is no lien or judgment against any of the Company’s assets or capital stock.

e)           Capitalization, Etc.    The authorized capital stock of the Company consists of one hundred seventy five million (175,000,000) shares of common stock, par value $0.01 per share, of which one million two hundred thousand shares (1,200,000) have been issued and are outstanding as of the date of this Agreement.  There are no preferred shares authorized.  All of the outstanding shares of the Company’s common stock have been duly authorized and validly issued and are fully paid and non-assessable.  The Company has not consummated any financings (debt or equity) within the eighteen months prior to the date of Closing.

f)            Options.  The Company does not have any stock option plan or any other plan, program, agreement or arrangement providing for granting any equity or equity-based compensation to any Person, and there are no: (i) outstanding subscriptions, options, calls, warrants, rights or other agreements to acquire any of the Company’s equity, including but not limited any preemptive rights, (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; (iii) stockholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of any the Company.

Buyer: _____
Seller: _____
Company: _____

g)           Employees; Plans.  The Company has no employees, and no employee benefits plans whether subject to ERISA or otherwise.  The Company does not have any unpaid obligations to former employees whether for wages, salaries, benefits, expense reimbursement, or any other form of compensation or payment.

h)           Taxes.  The Company does not owe any taxes or tax or withholding payments to the federal government or any state or local government.  The Company has made all required tax filings with the federal government and any applicable state or local government.  To the knowledge of Seller after reasonable investigation, the Company is not the subject of any current tax audit.

i)            Conflicts.

(i)           This Agreement and the Company’s obligations hereunder do not and will not violated the terms of its charter or its bylaws or any Contract by which it is bound or violate any law or judgment or order by which the Company or any of its assets are bound.

(ii)          This Agreement and Seller’s obligations hereunder do not and will not violate the terms of its charter or its bylaws or any Contract by which it is bound or violate any law or judgment or order by which Seller or any of its assets are bound.

j)           Contracts.  The Company is not a party to or bound by any agreement or contract (collectively, “Contract”).

k)           Subsidiaries.  The Company does not have any subsidiaries (whether held directly or indirectly) or any equity investment in any corporation, partnership, joint venture or other business.

l)            Real Estate.  The Company does not own any real estate or any interest in any real estate.

m)          Full Disclosure.  To the Seller’s knowledge after reasonable investigation, none of the representations and warranties made by the Seller herein, or in any document furnished prior to Closing or to be furnished by them hereunder contain or will contain as of the Closing Date, any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

Buyer: _____
Seller: _____
Company: _____

n)           Exchange Act Filings.  To the Seller’s knowledge after reasonable investigation, the Company has filed with the SEC all forms, reports, schedules, and statements that were required to be filed by it with the SEC within the period beginning on the date of inception of the Company and ending on the Effective Time, and previously has furnished or made available to Buyer accurate and complete copies of all the SEC Documents. As of their respective dates, the SEC Documents were prepared in accordance with the Exchange Act of 1934, as amended, (the "Exchange Act") and the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents or necessary to make the statements in those documents not misleading, in light of the circumstances under which they were made. As of their respective dates, these reports and statements will not contain any untrue statement of a material fact or omit to state a material fact required to be stated in them or necessary to make the statements in them not misleading, in light of the circumstances under which they are made and these reports and statements will comply in all material respects with all applicable requirements of the Exchange Act and the Securities Act.

6.           Representations and Warranties of Buyer: Buyer hereby represents and warrants to Seller that the statements in the following paragraphs of this Section 7 are all true and complete as of the date hereof:

a)           Affidavit of Source of Funds. Prior to any transfer of funds to Seller,  Buyer shall execute an Affidavit of Source of Funds (attached hereto as Exhibit 8), which attests that the funds to be transferred are not the proceeds of nor are intended for or being transferred in the furtherance of any illegal activity or activity prohibited by federal or state laws. Such activity may include, but is not limited to: tax evasion; financial misconduct; environmental crimes; activity involving drugs and other controlled substances; counterfeiting; espionage; kidnapping; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the Court in a bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the court or government or regulatory official; bribery or any violation of the Foreign Corrupt Practices Act; trading with enemies of the United States; forgery; or fraud of any kind.  Buyer further warrants that all transfers of monies will be in accordance with the Money Laundering Control Act of 1986 as amended.

b)           Exempt Transaction.  Buyer understands that the offering and sale of the Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”) and exempt from registration or qualification under any state law.

c)           Full Power and Authority.  Buyer represents that it has full power and authority to enter into this Agreement.

Buyer: _____
Seller: _____
Company: _____

d)            Stock.  The Stock to be purchased by Buyer hereunder will be acquired for investment for Buyer’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

e)           Information Concerning the Company.  Buyer has conducted its own due diligence with respect to the Company and its liabilities and believes it has enough information upon which to base an investment decision in the Stock.  Buyer acknowledges that Seller has made no representations with respect to the Company, its status, or the existence or non-existence of liabilities in the Company except as explicitly stated in this Agreement.  .

f)           Investment Experience.  The Buyer understands that purchase of the Stock involves substantial risk.  The Buyer:

(i)           has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of Buyer’s investment in the Stock; and,

(ii)          has such knowledge and experience in financial, tax, and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Stock, to protect Buyer’s own interests in connection with the investment and to make an informed investment decision with respect thereto.

g)           No Oral Representations.  No oral or written representations have been made other than or in addition to those stated in this Agreement. Buyer is not relying on any oral statements made by Seller, Seller's representatives, employee’s or affiliates in purchasing the Stock.

h)           Restricted Securities.  Buyer understands that the Stock is characterized as “restricted securities” under the Act inasmuch as they were acquired from the Company in a transaction not involving a public offering.

i)           Opinion Necessary.  Buyer acknowledges that if any transfer of the Stock is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act.  Buyer acknowledges that a restrictive legend appears on the Stock and must remain on the Stock until such time as it may be removed under the Act.

j)           Shareholder Value.  Buyer represents that Buyer intends to implement a business plan designed to return value to the shareholders of the Company.

k)           Compliance.  Buyer shall comply with all applicable securities laws, rules and regulations regarding this Agreement, the Merger and all related transactions, including but not limited to filing any forms required by the U.S. Securities and Exchange Commission.

Buyer: _____
Seller: _____
Company: _____

7.           Indemnification.

a)           Seller and Company, jointly and severally, each hereby covenants and agrees, for themselves and for their agents, employees, legal representatives, heirs, executors or assigns (collectively the “Seller Covenantors”) to indemnify Buyer and their agents, employees, legal representatives, heirs, executors or assigns (the “Buyer Covenantors”) as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in. breach of covenant or misrepresentation made in this Agreement or any other document which has been provided by any of the Seller Covenators to any of the Buyer Covenators in connection with this Agreement.  In no case shall Seller’s obligations under this section 7 exceed in the aggregate $250,000; and

b)           Buyer hereby covenants and agrees, for themselves and for the Buyer Covenantors to indemnify Seller and the Seller Covenantors as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in. breach of covenant or misrepresentation made in this Agreement or any other document which has been provided by any of the Buyer Covenators to any of the Seller Covenators in connection with this Agreement.  In no case shall Buyer’s obligations under this section 7 exceed in the aggregate $250,000.

8.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of Georgia without giving effect to any other choice or conflict of law provision that would cause the application of the laws of any other jurisdiction other than the state of Georgia.

9.           Merger and Exchange of Stock.  Buyer shall, as soon as practicable, and in no case later than twenty (20) days from the Closing, effect a merger (the “Merger”) between the Company and a target corporation (the “Sub”).  The Company shall be the surviving corporation of the Merger, and shall continue unimpaired by the Merger.  Upon Merger, the Company shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of the Sub.  If, in Buyer’s sole opinion, it is necessary or prudent to delay the Merger so as to comply with state or federal law or regulatory requirements, Buyer may delay the Merger.

Buyer: _____
Seller: _____
Company: _____

10.           Term / Survival.  The terms of this Agreement shall be effective as of the Effective Date, and continue until such time as the payment of the Purchase Price and all other amounts due hereunder are fully satisfied, however; the terms, conditions, and obligations of Sections 11, 14, 19, 20, 21 and 22 hereof shall survive the termination of this Agreement.  Sections 5, 6 and 7 shall survive the Closing for a period of 24 months from the Closing Date

11.           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that Buyer may not assign or transfer any of its rights or obligations under this Agreement.

12.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  A telefaxed copy of this Agreement shall be deemed an original.

13.           Headings.  The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

14.           Costs, Expenses. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

15.           Modifications and Waivers.  No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Buyer and Seller. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy.  All remedies, either under this agreement, by law, or otherwise afforded the Buyer shall be cumulative and not alternative.

16.           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

17.           Termination.  Buyer or Seller may, upon written notice to the other party, terminate this Agreement upon their own discretion prior to any funds being deposited with Seller.  Upon the release of any funds to Seller, this termination clause is null and void.

18.           Entire Agreement.   This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

19.           Further Assurances.  From and after the date of this Agreement, upon the request of the Buyer or Seller, Buyer and Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

20.           Notices. All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

Buyer: _____
Seller: _____
Company: _____

a)           if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission,

b)           if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails and

c)           if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 20.

21.           Insider Trading.  Seller and Buyer hereby certify that they have not themselves, nor through any third parties, purchased nor caused to be purchased in the public marketplace any publicly traded shares of the Company.  Seller and Buyer further certify they have not communicated the nature of the transactions contemplated by the Agreement, are not aware of any disclosure of non public information concerning said transactions, and are not a party to any insider trading of Company shares.

22.           Binding Arbitration.  In the event of any dispute, claim, question, or disagreement arising from or relating to this agreement or the breach thereof, the Parties hereto shall use their best efforts to settle the dispute, claim question, or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such a solution within a period of sixty (60) days, then, upon notice by either party to the other, all disputes, claims, questions, or disagreements shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules including the Optional Rules for Emergency Measures of Protection, and judgment on any award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

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[Signature Page Follows]

Buyer: _____
Seller: _____
Company: _____

In Witness Whereof, the Parties hereto have executed this Agreement as of the last date written below.

SELLER	BUYER

BELMONT PARTNERS, LLC	LIBERATOR, INC.
/s/ Joseph Meuse	/s/ Louis S. Friedman
By: Joseph Meuse, Managing Member	By: Louis S. Friedman,
Date: September 2, 2009	Date: September 2, 2009

COMPANY

WES CONSULTING, INC.
/s/ Joseph Meuse
By: Joseph Meuse, Director
Date: September 2, 2009

Buyer: _____
Seller: _____
Company: _____

EXHIBIT 1
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of WES Consulting, Inc. a corporation organized in the State of Florida (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

1.           WHEREAS, the Company has determined that it is in the best interests of the Company to enter into an agreement with Belmont Partners, LLC (“Belmont”) dated September 2, 2009 (the “Agreement”) requiring the Company to provide Belmont:

a)           two hundred forty thousand five hundred U.S. dollars ($240,500.00) (the “Purchase Price”), to be paid to Belmont according to the terms and conditions set forth in Section 3 of the Agreement; and,

b)          two hundred fifty thousand (250,000) warrants to purchase an equal number of shares of the Company’s common stock with an exercise price of twenty five cents ($0.25), a term of three (3) years and a cashless exercise option, and seven hundred fifty thousand (750,000) shares of the Company’s common stock delivered at closing and an additional seven hundred fifty thousand (750,000) shares of the Company’s common stock delivered one (1) year from the date of closing (collectively the “Position”);

WHEREAS, the Company has entered into the Agreement with Belmont;

WHEREAS, the Company has received full and adequate consideration from Belmont for the Position;

WHEREAS, it is in the best interests of the Company to issue such shares of the Company’s common stock to Belmont as necessary to provide Belmont the Position according to the terms of the Agreement;

WHEREAS, all shares transferred to Belmont hereby shall be deemed to have a valuation of par value;

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	it is in the best interests of the Company to undertake the transactions contemplated hereby; and

(b)	the transactions are hereby approved, ratified and confirmed; and

(c)
in accordance with the Shareholder Consent dated August 14, 2009, the Company will issue shares of the Company’s common stock to Belmont necessary to provide Belmont the Position according to the terms of the Agreement; and

(d)
any transfer agent acting for or on behalf of the Company or a Surviving Company (a “Transfer Agent”) shall be entitled to rely upon these resolutions to execute the issuance of the Position as aforesaid; and

(e)
certificate(s) evidencing the Position shall be issued and delivered to Belmont Partners, LLC immediately following the actions anticipated by the Merger, but in no case later than the eleventh (11th) month anniversary of the Effective Date of the Stock Purchase Agreement.  and

(f)
the effective date of all shares transferred pursuant to this Board Resolution shall be the Effective Date of the Stock Purchase Agreement and shall be memorialized on the face of the certificates evidencing such shares; and

(g)
the Company agrees to indemnify and hold harmless the Transfer Agent from and against any and all claims, liabilities, losses, damages and expenses, including fees and expenses of counsel, accountants and other advisors (collectively, “Losses”), related thereto or arising out of or in connection therewith the issuance of the Position; and

(h)
the Company gives the Transfer Agent authorization to deliver said shares as specified herein to Belmont Partners, LLC at 360 Main Street, Washington, Virginia 22747 via Federal Express or Hand Delivery; and

(i)	the value of all shares hereby transferred shall be par value.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors’ meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

/s/ Louis S. Friedman
Louis S. Friedman, Director

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Louis S. Friedman personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 3
WRITTEN SHAREHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Shareholders of WES Consulting, Inc., a corporation organized in the State of Florida (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

2.           WHEREAS, the Shareholders have determined that it is in the best interests of the Company to enter into an agreement with Belmont Partners, LLC (“Belmont”) dated August 14, 2009 (the “Agreement”) requiring the Company to provide Belmont:

1)           two hundred forty thousand five hundred U.S. dollars ($240,500.00) (the “Purchase Price”), to be paid to Seller according to the terms and conditions set forth in the; and

2)           two hundred fifty thousand (250,000) warrants of the Company which are immediately exercisable at an exercise price of twenty five cents ($0.25) with a term of three (3) years, and a cashless exercise option; seven hundred fifty thousand (750,000) fully paid, non-assessable restricted shares of the Company’s common stock and one year from the date of closing the Company shall issue an additional seven hundred fifty thousand (750,000) fully paid, non-assessable restricted shares of the Company’s common stock (collectively the “Position”).

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:
(a)	the transactions contemplated above are hereby approved, ratified and confirmed;

(b)
the Shareholder(s) approve the issuance of two hundred fifty thousand (250,000) warrants of the Company which are immediately exercisable at an exercise price of twenty five cents ($0.25) with a term of three (3) years, and a cashless exercise option; seven hundred fifty thousand (750,000) fully paid, non-assessable restricted shares of the Company’s common stock and one year from the date of closing the Company shall issue an additional seven hundred fifty thousand (750,000) fully paid, non-assessable restricted shares of the Company’s common stock (collectively the “Position”).

(c)
Each Shareholder, by signing this Written Consent of the Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Shareholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By:	/s/ Louis S. Friedman
Louis S. Friedman, Majority Shareholder
Date: September 2, 2009

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Louis S. Friedman personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 4
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of WES Consulting, Inc., a corporation organized in the State of Florida (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

WHEREAS, the Company has determined that it is in the best interests of the Company to transfer eighty-one percent (81%) of the Company’s capital stock to Liberator, Inc.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	it is in the best interests of the Company to undertake the transaction contemplated hereby; and,

(b)	the transactions are hereby approved, ratified and confirmed; and,

(c)
any transfer agent acting for or on behalf of the Company or a Surviving Company (a “Transfer Agent”) shall be entitled to rely upon these resolutions to execute the issuance of the shares as aforesaid; and,

(d)
the effective date of all Shares transferred pursuant to this Board Resolution shall be the Effective Date of the Stock Purchase Agreement and shall be memorialized on the face of the certificates evidencing such shares; and,

(e)
the Company agrees to indemnify and hold harmless the Transfer Agent from and against any and all claims, liabilities, losses, damages and expenses, including fees and expenses of counsel, accountants and other advisors (collectively, “Losses”), related thereto or arising out of or in connection therewith the issuance of shares; and,

(f)	the value of all shares hereby transferred shall be par value.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors’ meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

/s/ Joseph Meuse
Joseph Meuse, Director
Date: September 2, 2009

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 5
WRITTEN SHAREHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Shareholders of WES Consulting, Inc., a corporation organized in the State of Florida (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

WHEREAS, the Shareholder(s) wish to approve the transfer of eighty-one percent (81%) of the Company’s capital stock to Liberator, Inc.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	the transactions contemplated above are hereby approved, ratified and confirmed; and,

(b)	the Shareholder(s) approve the transfer of eighty-one percent (81%) of the Company’s capital stock to Liberator, Inc.

Each Shareholder, by signing this Written Consent of the Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Shareholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By:	/s/ Joseph Meuse
Joseph Meuse, Managing Member of Belmont Partners,
LLC, Majority Shareholder
Date: September 2, 2009

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 6
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of WES Consulting, Inc., a corporation organized in the State of Florida (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

WHEREAS, the Board wishes to appoint Louis S. Friedman as the Director and President of the Company.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	it is in the best interests of the Company to undertake the transactions contemplated hereby; and,

(b)	the transactions are hereby approved, ratified and confirmed; and,

(c)	the Company appoints Louis S. Friedman as the Director, President and Secretary of the Company.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors’ meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

/s/ Joseph Meuse
Joseph Meuse, Director
Date: September 2, 2009

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 7
WRITTEN SHAREHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Shareholders of WES Consulting, Inc., a corporation organized in the State of Florida (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

WHEREAS, the Shareholder(s) wish to nominate of Louis S. Friedman as the Director, President and Secretary of the Company.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a)	the transactions contemplated above are hereby approved, ratified and confirmed; and,

(b)	the Shareholder(s) approve the nomination of Louis S. Friedman as the Director, President and Secretary of the Company.

Each Shareholder, by signing this Written Consent of the Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Shareholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.
By:	/s/ Joseph Meuse
Joseph Meuse, Managing Member of
Belmont Partners, LLC, Majority
Shareholder
Date: September 2, 2009

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Joseph Meuse personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________

EXHIBIT 8
AFFIDAVIT OF SOURCE OF FUNDS

Fax form to: 540-675-3369

The undersigned, Louis S. Friedman (“Transferor”), who being first duly sworn upon oath, deposes and states as follows:

1. Transferor hereby swears, warrants and affirms under pain and penalty of perjury that the information in the following Affidavit of Source of Funds is true and accurate, and all funds referenced herein are free of all claims, debts, liens or contingent liabilities immediately prior to any transfer by Transferor to the accounts of Belmont Partners, LLC, its agents or assigns (collectively “Belmont”).

2. Transferor does not contemplate filing for relief under the provision of any applicable Bankruptcy Code, nor is Transferor involved in any situation that Transferor reasonably anticipates would cause Transferor to file for relief under any Chapter of any applicable Bankruptcy Code in the future. Transferor further sears, warrants and affirms that any funds which Transferor may transfer to the accounts of Belmont are not the proceeds of nor are intended for or being transferred in the furtherance of any concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the Court in any bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the Court or government or regulatory official of any kind.

3. Transferor is not transferring assets in an attempt to defeat the collection of any U.S. government obligation(s), U.S. government-backed obligation(s), or any state, local, or national government (be it foreign or domestic) obligation(s) and Transferor is aware that doing so may be a crime.

4.  Transferor hereby swears, warrants, and affirms that any funds which Transferor may transfer to the accounts of Belmont are not the proceeds of nor are they intended for or being transferred in the furtherance of any illegal activity or activity prohibited by federal, state, local or foreign laws. Such activity may include, but is not limited to: securities fraud or other financial misconduct of any kind; tax evasion; environmental crimes; activity involving drugs or other controlled substances; counterfeiting; espionage; kidnapping; piracy; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; bribery or any violation of the Foreign Corrupt Practices Act; theft; embezzlement; misappropriation of public funds; violations of export or import controls of the United States or any other nation; any crime of violence; computer fraud and abuse; trading with enemies of the United States; forgery; or fraud of any kind. Transferor further warrants that all transfers of funds will be in accordance with the Money Laundering Control Act of 1986, as amended; the Bank Secrecy Act of 1970, as amended; the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, as amended; and all other applicable federal, state, local and foreign laws, rules and regulations.

5.  Transferor understands that Belmont acts in compliance with various laws and regulations intended to detect and report unlawful financial transactions relating, but not limited, to money laundering and terrorist financing. Transferor understands that Belmont may disclose personal financial information relating to customers and transactions to appropriate law enforcement agencies without providing notice to the individual or object of any such investigation.

6. This Affidavit applies to the Deposit of ______________ ($_________) which will be transferred by Transferor to accounts of Belmont by (please check one) □wire transfer or □check; and this Affidavit applies to the Balance of the Purchase Price which will be transferred by Transferor to the accounts of Belmont by (please check one) ☐wire transfer or ☐check.

I HEREBY SWEAR, WARRANT AND AFFIRM, UNDER PAIN AND PENALTY OF PERJURY THAT THE FOREGOING STATEMENTS ARE TRUE AND CORRECT.

/s/ Louis S. Friedman
Signature

Louis S. Friedman
Print Name

STATE OF _____________________ COUNTY OF ___________________
On this the ____ day of _____________, 2009, Louis S. Friedman personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

________________________________
Notary Public, Reg # ______________, My Commission Expires:____________